UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 9, 2008
MEDICAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number 001-32559

Maryland (State or other jurisdiction of incorporation or organization )	20-0191742 (I. R. S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL (Address of principal executive offices)	35242 (Zip Code)
Registrant’s telephone number, including area code
(205) 969-3755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
From time to time during the third and fourth quarters of 2008, members of management of Medical Properties Trust, Inc. will be meeting with investors to discuss the Company’s publicly disclosed operating results and business strategy. The form of slides that will be presented at these meetings is attached to this Current Report on Form 8-K as Exhibit 99.1. A version of these slides is also located on the investor relations portion of our web site, www.medicalpropertiestrust.com.
The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
In addition to the historical information contained within the slide presentation, the subject matter may also contain forward-looking statements that involve risks and uncertainties, and other factors that could cause the Company’s actual results to differ materially from those currently anticipated in these forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained in the periodic reports we file from time to time with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2007. Forward-looking statements represent the Company’s judgment as of the date of this presentation and the Company disclaims any obligation to update forward-looking material.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Form of Medical Properties Trust, Inc. Investor Presentation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC. (Registrant)
By:	/s/ R. Steven Hamner
R. Steven Hamner
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: September 9, 2008

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Form of Medical Properties Trust, Inc. Investor Presentation

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